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                              INDEX TO EXHIBITS
EXHIBIT                                                           TRANSMISSION
NUMBER                             EXHIBIT                           METHOD
-------                            -------                        ------------

  1            Form of Underwriting Agreement (previously             ---
               filed).

  4(a)         Indenture dated August 1, 1943, as amended         Incorporated
               through July 1, 1973 (incorporated herein          by Reference
               by reference to Exhibit 5.05 in Registration
               Statement No. 2-60712), the Supplemental
               Indentures dated May 1, 1979, November 15,
               1981, November 1, 1983, April 15, 1985,
               August 1, 1985, May 1, 1986, December 1,
               1989, June 1, 1992, October 1, 1992,
               February 1, 1994 and March 1, 1995 (incorpo-rated herein by reference to Exhibit 2.02 in Registration Statement No. 2-63931,
               Exhibit 4.02 in Registration Statement No.
               2-74408, Exhibit 12 to Form U-1, File No.
               70-6820, Amended Exhibit 13 to Form U-1,
               File No. 70-6925, Exhibit 4(b) in Registration
               Statement No. 2-98843, Exhibit 4 to Form U-1,
               File No. 70-7237, Amended Exhibit 3 to Form
               U-1, File No. 70-7719, Exhibit 10 to Form U-1,
               File No. 70-7936, Exhibit 10 to Form U-1, File
               No. 70-8057, Exhibit 10 to Form U-1, File No.
               70-8265 and Exhibit 10(b) to Form U-1, File No.
               70-8057, respectively).

  4(b)         Form of Supplemental Indenture providing for           ---
               the New Bonds and setting forth the form thereof (previously filed).

  5            Opinion of Milbank, Tweed, Hadley & McCloy,        Electronic
               counsel for the Company, as to the legality of the New Bonds.

 12(a)         Statement re: computation of Ratio of Earnings    Incorporated
               to Fixed Charges for the five years ended         by Reference
               December 31, 1994 (incorporated herein by reference to Exhibit 12 to the Company's 1994
               Annual Report on Form 10-K).

12(b)          Statement re: computation of Ratio of Earnings    Incorporated
               to Fixed Charges for the twelve months ended      by Reference
               June 30, 1995 (incorporated herein by reference to Exhibit 12 to the Company's Quarterly Report on Form 10-Q).

 23(a)         Consent of Arthur Andersen LLP                     Electronic

 23(b)         Consent of Milbank, Tweed, Hadley & McCloy             ---
               (contained in Exhibit 5 above).



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                              INDEX TO EXHIBITS
EXHIBIT                                                           TRANSMISSION
NUMBER                             EXHIBIT                           METHOD
-------                            -------                        ------------

 24            Powers of Attorney (included on signature              ---
               page of the Registration Statement)
               (previously filed).

 25(a)         Form T-1 Statement of Eligibility under the        Electronic
               Trust Indenture Act of 1939 of Harris Trust and Savings Bank, as Trustee.

 25(b)         Form T-2 Statement of Eligibility under the        Electronic
               Trust Indenture Act of 1939 of J. Bartolini as successor co-Trustee.

 26            Form of Invitation for Competitive Bids                ---
               (previously filed).